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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           --------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 26, 1997
                                                                MAY 9, 1997


                       VERTEX COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


              TEXAS                                0-15277                                    75-1982974
  (State or Other Jurisdiction             (Commission File Number)                (I.R.S. Employer Identification No.)
        of Incorporation)


         2600 NORTH LONGVIEW STREET, KILGORE, TEXAS                                75662
          (Address of Principal Executive Offices)                               (Zip Code)


      Registrant's telephone number, including area code:  (903) 984-0555


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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                       VERTEX COMMUNICATIONS CORPORATION
                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) ACQUISITION OF TIW SYSTEMS, INC. In accordance with the terms and provisions of a definitive Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated May 9, 1997, by and among the Registrant (the "Registrant" or "Vertex"), Vertex Acquisition Corporation ("VAC"), a Nevada corporation and a wholly-owned subsidiary of the Registrant, TIW Systems, Inc. ("TIW"), a California corporation, and certain principal shareholders of TIW (the "Principal Shareholders"), on June 11, 1997, the Registrant consummated the Reorganization Agreement and the transactions contemplated thereby and acquired all of the outstanding stock of TIW pursuant to the merger (the "Merger") of TIW with and into VAC, whereby VAC (i) is the surviving corporation in the Merger, (ii) will continue thereafter as a wholly-owned subsidiary of the Registrant and (iii) incidental to and as a part of the Merger changed its name to "TIW Systems, Inc." The Registrant will account for the acquisition under the purchase method of accounting.

         The Registrant consummated the Merger for aggregate consideration of approximately $19.5 million, consisting of (i) cash at closing (from the Registrant's general corporate funds available therefor) of approximately $7.9 million (the "Cash Portion of the Consideration"), (ii) an aggregate of 574,349 shares of the Registrant's authorized but previously unissued common stock, $.10 par value per share (the "Vertex Exchange Shares"), valued at $19.50 per share, as adjusted for payment of fractional shares in cash, and (iii) direct acquisition costs of approximately $.4 million. Such consideration was determined between the Registrant, TIW and the Principal Shareholders through arms-length, good faith bargaining.

         Upon consummation of the Merger, (i) the separate corporate existence of TIW ceased and all of the properties, rights, privileges, powers and franchises of TIW vested in VAC, and all of the debts, liabilities and duties of TIW attached to VAC, and (ii) all of the shares of TIW common stock, no par value per share (the "TIW Common Stock"), outstanding immediately prior to the effective time of the Merger were converted into the right to receive the Cash Portion of the Consideration and the Vertex Exchange Shares, subject to certain adjustments. The Reorganization Agreement, including the related Merger, was approved by the holders of the requisite majority of the shares of TIW Common Stock entitled to vote thereon and the other conditions to the Merger were timely satisfied or waived.

         Prior to the Merger, neither the Registrant nor any of its affiliates, any director or officer of the Registrant, nor any associate of any such director or officer of the Registrant had any material relationship with TIW or the Principal Shareholders thereof or any of their respective affiliates or associates.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.




           (c)  EXHIBITS.

                 2.1(1)-- Agreement and Plan of Reorganization, dated May 9, 1997, by and among TIW Systems, Inc., a California corporation, Vertex Communications Corporation, a Texas corporation, Vertex Acquisition Corporation, a Nevada corporation, and Heldur Tonisson, Rein Luik, and TIW Systems, Incorporated Employee Stock Ownership Trust, Principal Shareholders of TIW Systems, Inc.

                 2.2(2)-- Articles of Merger of TIW Systems, Inc., a California corporation, with and into Vertex Acquisition Corporation, a Nevada corporation, dated June 11, 1997, including the Plan of Merger, dated June 11, 1997, by and among TIW Systems, Inc., Vertex Acquisition Corporation, and Vertex Communications Corporation, a Texas corporation.

                99.1(2)--  Executive Employment Agreement, dated June 11, 1997, by and between Rein Luik and TIW Systems, Inc., a Nevada corporation.

                99.2(2)--  Executive Employment Agreement, dated June 11, 1997, by and between Louis Becker and TIW Systems, Inc., a Nevada corporation.

                99.3(2)--  Noncompetition Agreement, dated June 11, 1997, by and among Rein Luik, Vertex Communications
                           Corporation and Vertex Acquisition Corporation (now known as TIW Systems, Inc., a Nevada corporation).

                99.4(2)--  Noncompetition Agreement, dated June 11, 1997, by and among Louis Becker, Vertex Communications Corporation and Vertex Acquisition Corporation (now known as TIW Systems, Inc., a Nevada corporation).

                ---------------

                (1) Filed as an Exhibit to the Registrant's Current Report on Form 8-K dated May 14, 1997 (Date of Earliest Event
                       Reported: May 9, 1997; Commission File No. 0-15277), which Exhibit is incorporated herein by reference.

                (2)    Filed herewith.





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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VERTEX COMMUNICATIONS CORPORATION
                                         (Registrant)


                                By:  /s/ James D. Carter
                                     -------------------------------------------
                                                  James D. Carter
                                     Vice President and Chief Financial Officer
                                     (Duly Authorized Officer and
                                     Principal Financial and Accounting Officer)
Date:  June 26, 1997





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                               INDEX TO EXHIBITS


                                                                                     SEQUENTIALLY
 EXHIBIT                                                                               NUMBERED
 NUMBER                           DESCRIPTION OF EXHIBIT                                PAGE
 -------                          ----------------------                                ----
 2.2(1)        Agreement and Plan of Reorganization, dated May 9, 1997, by and among TIW Systems, Inc., a California corporation,
               Vertex Communications Corporation, a Texas corporation,
               Vertex Acquisition Corporation, a Nevada corporation, and
               Heldur Tonisson, Rein Luik, and TIW Systems, Incorporated
               Employee Stock Ownership Trust, Principal Shareholders of
               TIW Systems, Inc.

 2.2(2) Articles of Merger of TIW Systems, Inc., a California corporation, with and into Vertex Acquisition Corporation, a Nevada corporation, dated June 11, 1997, including the Plan of Merger, dated June 11, 1997, by and among TIW Systems,
               Inc., Vertex Acquisition Corporation, and Vertex
               Communications Corporation, a Texas corporation

99.1(2) Executive Employment Agreement, dated June 11, 1997, by and between Rein Luik and TIW Systems, Inc., a Nevada corporation

99.2(2) Executive Employment Agreement, dated June 11, 1997, by and between Louis Becker and TIW Systems, Inc., a Nevada corporation

99.3(2)        Noncompetition Agreement, dated June 11, 1997, by and among
               Rein Luik, Vertex Communications Corporation and Vertex
               Acquisition Corporation (now known as TIW Systems, Inc., a
               Nevada corporation)

99.4(2)        Noncompetition Agreement, dated June 11, 1997, by and among
               Louis Becker, Vertex Communications Corporation and Vertex
               Acquisition Corporation (now known as TIW Systems, Inc., a
               Nevada corporation)

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   (1)     Filed as an Exhibit to the Registrant's Current Report on Form 8-K
           dated May 14, 1997 (Date of Earliest Event Reported: May 9, 1997; Commission File No. 0-15277), which Exhibit is incorporated herein by reference.

   (2)     Filed herewith.